                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    March 22, 2000
                                                 ------------------------------


                               THE VIALINK COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



       000-21729                                              73-1247666
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(Commission File Number)                                    (IRS Employer
                                                          Identification No.)



13800 Benson Road, Suite 100, Edmond, Oklahoma                  73013
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   (Address of Principal Executive Offices)                    (Zip Code)


                                 (405) 936-2500
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On March 22, 2000, we entered into a Securities Purchase Agreement pursuant to which i2 Technologies, Inc., Hewlett-Packard Company and Millennium Partners, L.P., paid us an aggregate of $6.0 million in consideration for (1) 100,200 shares of our common stock and (2) warrants to purchase 15,030 shares of our common stock at exercise price of $83.83 per share. The warrants can be exercised at any time on or before March 24, 2003. The purchasers will receive the benefit of the proposed stock split of our common stock to be effected as of March 28, 2000 in the form of a stock dividend paid to the stockholders of record on March 17, 2000.

         We also amended our Shareholder Agreement with Hewlett-Packard dated February 4, 1999 to provide certain demand and piggyback registration rights with respect to the shares of common stock purchased by them and the shares of common stock issuable upon exercise of the warrants issued to them in connection with the Securities Purchase Agreement.

         In addition, we amended our Registration Rights Agreement with i2 Technologies dated October 12, 1999 to provide certain demand and piggyback registration rights with respect to the shares of common stock purchased by them and the shares of common stock issuable upon exercise of the warrants issued to them in connection with the Securities Purchase Agreement.

         In connection with the Securities Purchase Agreement, we also granted Millennium Partners certain automatic and piggyback registration rights pursuant to a Registration Rights Agreement.

         Copies of the Securities Purchase Agreement, the Common Stock Purchase Warrants issued to each of Hewlett-Packard, i2 Technologies and Millennium Partners, Amendment No. 1 to Shareholder Agreement with Hewlett-Packard, Amendment No. 1 to Registration Rights Agreement with i2 Technologies and the Registration Rights Agreement with Millennium Partners are attached hereto as Exhibits 4.1, 4.2, 4.3. 4.4, 4.5 and 4.6, respectively. The Shareholder Agreement with Hewlett-Packard is incorporated herein by reference to our Current Report on Form 8-K dated February 4, 1999. The Registration Rights Agreement with i2 Technologies is incorporated herein by reference to our Current Report on Form 8-K dated October 12, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits.

                 4.1 Securities Purchase Agreement dated as of March 22, 2000, by and among The viaLink Company and the Purchasers listed on Schedule I thereto.

                 4.2 Common Stock Purchase Warrant dated March 24, 2000 by The viaLink Company in favor of Hewlett-Packard Company.

                 4.3 Common Stock Purchase Warrant dated March 24, 2000 by The viaLink Company in favor of i2 Technologies, Inc.


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                 4.4    Common Stock Purchase Warrant dated March 24, 2000 by
                        The viaLink Company in favor of Millennium Partners, L.P.

                 4.5 Amendment No. 1 to Shareholder Agreement dated as of March 22, 2000 by and among The viaLink Company and Hewlett-Packard Company.

                 4.6 Amendment No. 1 to Registration Rights Agreement dated as of March 22, 2000 by and among The viaLink Company and i2 Technologies, Inc.

                 4.7 Registration Rights Agreement dated as of March 22, 2000 by and between The viaLink Company and Millennium Partners, L.P.

                 4.8(1) Shareholder Agreement dated as of February 4, 1999, by and between The viaLink Company and Hewlett-Packard Company. 4.9(2) Registration Rights Agreement dated October 12, 1999 by and between The viaLink Company and i2 Technologies, Inc.

                 4.9(2) Registration Rights Agreement dated October 12, 1999 by and between The viaLink Company and i2 Technologies, Inc.

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(1)  Incorporated herein by reference to our Current Report on Form 8-K dated
     February 4, 1999.

(2) Incorporated herein by reference to our Current Report on Form 8-K dated October 12, 1999.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    THE VIALINK COMPANY



Dated:  March 28, 2000                             By: /s/ J. ANDREW KERNER
                                                       ------------------------
                                                        J. Andrew Kerner
                                                        Chief Financial Officer

                                       2

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                                  EXHIBIT INDEX


EXHIBIT NUMBER             DESCRIPTION OF EXHIBIT
  4.1                      Securities Purchase Agreement dated as of March 22,
                           2000, by and among The viaLink Company and the
                           Purchasers listed on Schedule I thereto.

  4.2                      Common Stock Purchase Warrant dated March 24, 2000 by
                           The viaLink Company in favor of Hewlett-Packard
                           Company.

  4.3                      Common Stock Purchase Warrant dated March 24, 2000 by
                           The viaLink Company in favor of i2 Technologies, Inc.

  4.4                      Common Stock Purchase Warrant dated March 24, 2000 by
                           The viaLink Company in favor of Millennium Partners, L.P.

  4.5                      Amendment No. 1 to Shareholder Agreement dated as of
                           March 22, 2000 by and among The viaLink Company and Hewlett-Packard Company.

  4.6 Amendment No. 1 to Registration Rights Agreement dated as of March 22, 2000 by and among The viaLink
                           Company and i2 Technologies, Inc.

  4.7                      Registration Rights Agreement dated as of March 22,
                           2000 by and between The viaLink Company and Millennium Partners, L.P.

  4.8(1) Shareholder Agreement dated as of February 4, 1999, by and between The viaLink Company and Hewlett-Packard Company.

  4.9(2)                   Registration Rights Agreement dated October 12, 1999
                           by and between The viaLink Company and i2
                           Technologies, Inc.

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(1)  Incorporated herein by reference to our Current Report on Form 8-K dated
     February 4, 1999.

(2) Incorporated herein by reference to our Current Report on Form 8-K dated October 12, 1999.